UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2023

FUSION ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-40120	86-1352058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

667 Madison Avenue, 5th Floor New York, New York	10065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 763-0169

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	FSNB.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	FSNB	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FSNB WS	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 18, 2023, Fusion Acquisition Corp. II (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria set forth in Section 802.01E of the NYSE Listed Company Manual since the Company did not file its Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K) with the Securities and Exchange Commission (the “SEC”) on or before April 17, 2023, the extended period provided for the filing under Rule 12b-25(b) of the Securities Exchange Act of 1934, as amended.

The NYSE informed the Company that, under the NYSE’s rules, the Company can regain compliance with the NYSE’s continued listing requirements by filing the 2022 Form 10-K with the SEC at any time prior to October 17, 2023.

As previously reported by the Company in its Form 12b-25 filed with the SEC on March 31, 2023, the Company requires additional time to finalize its financial statements.

The Company is working diligently to complete the 2022 Form 10-K and expects to file such report as soon as practicable.

On April 24, 2023, the Company issued a press release announcing the receipt of the notice of non-compliance from the NYSE. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This report contains certain forward-looking statements, including without limitation the Company’s current expectations and intentions with respect to the filing of its 2022 Form 10-K. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this report. Although the Company believes such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, including the length of time that may be required for the Company to complete its procedures and file the 2022 Form 10-K, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company's filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 24, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSION ACQUISITION CORP. II

	By:	/s/ John James
		Name:	John James
		Title:	Chief Executive Officer

Dated: April 24, 2023

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